Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

14. Income Taxes

On December 22, 2017, The President of the United States signed the TCJA. The enactment of TCJA requires companies, under Accounting Standards Codification (ASC) 740, Income Taxes, to recognize the effects of changes in tax laws and rates on deferred tax assets and liabilities and the retroactive effects of changes in tax laws in the period in which the new legislation is enacted. The TCJA would permanently reduce the maximum corporate income tax rate from 35% to 21% effective for tax years beginning after December 31, 2017, and the future benefits of existing deferred tax assets would need to be computed at the new tax rate. In addition to the change in the corporate income tax rate, the TCJA further introduced a number of other changes including a one-time transition tax via a mandatory deemed repatriation of post-1986 undistributed foreign earnings and profits; the introduction of a tax on global intangible low-taxed income (“GILTI”) for tax years beginning after December 31, 2017; the limitation of deductible net interest to 30% of adjustable taxable income; the further limitation of the deductibility of share-based compensation of certain highly compensated employees; the ability to elect to accelerate bonus depreciation on certain qualified assets; and the Base Erosion and Anti-Abuse Tax ("BEAT"), amongst other changes. The Company recognized the income tax effects of the 2017 Tax Act in its financial statements in accordance with Staff Accounting Bulletin (SAB) No. 118, which provides SEC staff guidance for the application of ASC Topic 740, Income Taxes. The Company has finalized its accounting for the income tax effects of the 2017 Tax Act.

The tax effects recorded primarily include an estimate of the impact of the reduction in the U.S. tax rate on our deferred tax assets and liabilities in 2017. The Company had $0 of income tax expense (benefit) for the years ended December 31, 2018 and 2017. Variations from the federal statutory rate are as follows:

	Years ended December 31,
(in thousands)	2018	2017
Expected federal income tax expense (benefit) at statutory rate of 21% and 35% at December 31, 2018 and 2017, respectively	$(8,888)	$(6,191)
Effect of permanent other differences
Debt extinguishment	5,145	170
Transaction Cost Amortization	552	-
Other	319	(28)
Effect of valuation allowance	3,479	(12,572)
Other	39	(1,147)
Impact of change in federal tax rate on deferred tax asset	-	20,479
State income tax expense (benefit), net of federal benefit	(646)	(690)
	$-	$21

Deferred income taxes reflect net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the net accumulated deferred income tax assets shown on a gross basis as of December 31, 2018 and 2017 are as follows:

(in thousands)	2018	2017
Deferred tax assets (liabilities)
Provision for doubtful accounts	$138	$195
Inventory-related expense	195	209
Accrued liabilities	367	444
Depreciation and amortization	2,084	2,128
Net operating loss carry-forwards	39,154	35,754
Other	705	719
Total deferred tax assets	42,643	39,449
Valuation allowance	(42,643)	(39,449)
Total net deferred tax assets	$-	$-

At December 31, 2018, RGS had $140.7 million of federal net operating loss carryforwards expiring, if not utilized, beginning in 2020 and $14.1 million with no expiration. Additionally, the Company had $142.8 million of state net operating loss carryforwards expiring, it not utilized, beginning in 2020.

Utilization of the net operating loss carry-forwards may be subject to annual limitation under applicable federal and state ownership change limitations and, accordingly, net operating losses may expire before utilization. The Company has not completed a Section 382 analysis through December 2018 and therefore has not determined the impact of any ownership changes, as defined under Section 382 of the Internal Revenue Code has occurred in prior years. Therefore, the net operating loss carryforwards above do not reflect any possible limitations and potential loss attributes to such ownership changes. However, the Company believes that upon completion of a Section 382 analysis, as a result of prior period ownership changes, substantially all of the net operating losses will be subject to limitation.

The Company’s valuation allowance increased by approximately $3.5 million for the year ended December 31, 2018 as a result of its operating loss for the year. The valuation allowance was determined in accordance with the provisions of ASC 740, Income Taxes, which requires an assessment of both negative and positive evidence when measuring the need for a valuation allowance. Based upon the available objective evidence and the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be realized. At December 31, 2018, the Company has a valuation allowance against its deferred tax assets net of the expected income from the reversal of its deferred tax liabilities.

The Company’s predecessor, Real Goods Trading Corporation, was acquired by Gaiam, Inc. (now known as Gaia, Inc. and hereinafter as Gaia) in 2001. Gaia operated Real Goods Trading Corporation essentially as a separate business until 2008 when operations were consolidated into the corporate entity, Real Goods Solar, Inc., upon its formation. Following the Company’s initial public offering, a tax sharing agreement was entered into with Gaia. The Company is required, under the terms of its tax sharing agreement with Gaia, to distribute to Gaia the tax effect of certain tax loss carryforwards as utilized by the Company in preparing its federal, state and local income tax returns. At December 31, 2018, utilizing the new federal income tax rate of 21%, the Company estimates that the maximum amount of such distributions to Gaia could aggregate $1.1 million.